OTHER NON-CURRENT ASSESTS - Additional Information (Details) ¥ in Thousands, $ in Thousands		12 Months Ended
		Dec. 31, 2021 CNY (¥)	Dec. 31, 2020 CNY (¥)	Jan. 01, 2020 USD ($)
Loan receivable maturity		4 months
Prepayment of an office building	[1]	¥ 159,125	¥ 78,000
Commercial Real Estate Portfolio Segment [Member]
Loans receivable face value		¥ 50,000
Loan receivable contractual interest rate		20.00%
Prepayment of an office building			¥ 78,000	$ 11,250
Commercial Real Estate Portfolio Segment [Member] | Year Two Thousand And Twenty One [Member]
Prepayment of an office building		¥ 81,125
Percentage Of The Total Amount Paid In Advance		50.00%

[1]	In 2020, the Group purchased an office building from a third party and paid the full amount in advance with consideration of USD$ 11.25 million (equivalent RMB 78,000). This office building is expected to be used by the Group to relocate its customer service center in the future.